Commitment and Contingencies - Schedule Of Supplemental Balance Sheet Information Related To Leases (Detail) $ in Thousands	Mar. 31, 2019 USD ($)
Commitments and Contingencies Disclosure [Abstract]
Other assets, net (Right-of-use assets)	$ 6,426
Accrued lease liability, current	1,118
Accrued lease liability, long-term	6,918
Total operating lease liabilities	$ 8,036
Weighted average remaining lease term	5 years 3 months 18 days
Weighted average discount rate	10.00%